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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF

                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): March 22, 1998


                                 Chiron Corporation
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                (Exact name of registrant as specified in its charter)


Delaware                        0-12798                 94-2754624
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(State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)

                    4560 Horton Street, Emeryville, CA                   94608
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                 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
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                                        N/A
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           (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS.

     On March 22, 1998, Chiron Corporation issued two press releases, the texts of which are attached hereto as Exhibits 99.1 and 99.2, respectively, announcing that it had appointed Sean P. Lance as President and Chief Executive Officer, effective no later than May 1, 1998, and James R. Sulat as Chief Financial Officer, effective April 1, 1998, of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

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

           EXHIBIT NO.
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
           99.1 Press Release relating to Sean P. Lance dated March 22, 1998 referred to in Item 5 above.
           99.2 Press Release relating to James R. Sulat dated March 22, 1998 referred to in Item 5 above.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHIRON CORPORATION


Date:     March 25, 1998                     By:  /S/ WILLIAM G. GREEN
                                                 ---------------------
                                                 William G. Green
                                                 Senior Vice President and
                                                 General Counsel